UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

SomaLogic, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40090	52-4298912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2945 Wilderness Place, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SLGC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SLGCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On June 15, 2023, SomaLogic, Inc. (the “Company”) entered into Second Amendment to Collaboration Agreement (the “Amendment”) with Illumina Cambridge, Ltd. (“Illumina Cambridge”), and with Illumina, Inc. (together with Illumina Cambridge, “Illumina”), solely as guarantor of certain obligations of Illumina Cambridge under the Collaboration Agreement, dated as of December 31, 2021, as amended by the First Amendment on November 14, 2022 (collectively, the “Collaboration Agreement”). The Amendment amends the Collaboration Agreement pursuant to which the parties develop co-branded, distributable next generation sequencing based proteomic distributable kits (the “Licensed Products”).

The Amendment modifies the Collaboration Agreement, among other ways, as follows:

●	To expand Illumina’s rights to use certain of the Company’s intellectual property to develop Licensed Products by including the right to make H1 Probes and H2 Probes (as defined in the Amendment), and

●	Illumina grants the Company a license, including the right to grant and authorize sublicenses, to any Probe Improvements (as defined in the Amendment) controlled by Illumina.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the actual text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1	Second Amendment to Collaboration Agreement, dated June 15, 2023, among SomaLogic, Inc., Illumina Cambridge, Ltd. and Illumina, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 22, 2023	SomaLogic, Inc.

	By:	/s/ Ruben Gutierrez
	Name:	Ruben Gutierrez
	Title:	General Counsel

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